UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2007

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 13, 2007, the Board of Directors of Jarden Corporation (the “Company”) adopted Amendment No. 1 (the “Amendment”) to the Jarden Corporation 2003 Amended and Restated Stock Incentive Plan (the “Plan”) to allow the unallocated share reserve of certain pre-existing plans of K2 Inc. (“K2”) to be included in the Plan. K2 is a wholly-owned subsidiary of the Company acquired by the Company on August 8, 2007 pursuant to that certain Agreement and Plan of Merger by and among the Company, K2 and K2 Merger Sub, Inc., dated as of April 24, 2007. Such Amendment is exempt from shareholder approval under Section 3.03A.08 of the New York Exchange Listing Manual. The Amendment increases the number of shares of common stock reserved for issuance under the Plan by 196,327 shares, which were previously approved by the K2 shareholders.

A copy of the Amendment is attached to this report as Exhibit 10.1 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Amendment is not intended to be complete and is qualified in its entirety by the complete text of the Amendment.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2007, the Board of Directors of the Company adopted the Company’s Amended and Restated Bylaws (the “Amended and Restated Bylaws”) to clarify, among other things, the allowance for the issuance of uncertificated shares which facilitates the Company’s ability to participate in the Direct Registration System currently administered by the Depositary Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker dealers in order to effect transactions without the risk and delays associated with transferring physical certificates.

A copy of the Amended and Restated Bylaws is attached to this report as Exhibit 3.1 and is incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Amended and Restated Bylaws is not intended to be complete and is qualified in its entirety by the complete text of the Amended and Restated Bylaws.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description

3.1	Amended and Restated Bylaws of Jarden Corporation

10.1	Amendment No. 1 to the Jarden Corporation Amended and Restated 2003 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2007

JARDEN CORPORATION

By:	/s/ John E. Capps
	Name:	John E. Capps
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Exhibit

3.1	Amended and Restated Bylaws of Jarden Corporation

10.1	Amendment No. 1 to the Jarden Corporation Amended and Restated 2003 Stock Incentive Plan.